Exhibit 99.1

PURCHASE AND SALE AGREEMENT

This Purchase and Sale Agreement (this “Agreement”) is entered into by and between CIBC Trust Company (Bahamas) Limited, in its capacity as trustee (the “Selling Trustee”) of the trusts listed on Exhibit A attached hereto and made a part hereof (each a “Trust” and collectively the “Trusts”), and Hyatt Hotels Corporation, a Delaware corporation (the “Purchaser” or the “Company”), as of May 10, 2013. Each of the Selling Trustee and the Purchaser is sometimes referred to herein as a “Party” and collectively as the “Parties” to this Agreement.

Recitals

WHEREAS, the Selling Trustee in its capacity as trustee of the Trusts owns 388,884 shares (the “Subject Shares”) of the Class B Common Stock, par value $0.01 per share, of the Company;

WHEREAS, the Selling Trustee in its capacity as trustee of the Trusts desires to sell and the Purchaser desires to purchase the Subject Shares for a price per share of $41.4678, subject to the terms and provisions of this Agreement; and

WHEREAS, the number of the Subject Shares to be sold by the Selling Trustee in its capacity as trustee of each Trust is indicated on Exhibit A.

Agreement

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Purchase and Sale. The Selling Trustee in its capacity as trustee of each Trust agrees to sell the Subject Shares to the Purchaser, and the Purchaser agrees to purchase the Subject Shares on the Closing Date (as defined in Section 2 below), with the number of Subject Shares to be sold by the Selling Trustee in its capacity as trustee of each Trust indicated on Exhibit A. The purchase price for the Subject Shares shall be $41.4678 per share, which represents the Volume Weighted Average Price for the Class A common stock, par value $0.01 per share, of the Company for the three (3) trading-day period ending May 9, 2013 as reported by Bloomberg, resulting in a total Purchase Price of $16,126,163.94 due to the Selling Trusts from the Purchaser (the “Purchase Price”), and which shall be payable in cash at the closing of such sale in accordance with the provisions of Section 3 hereof.

2. Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Latham & Watkins LLP, 233 South Wacker Drive, Suite 5800, Chicago, Illinois 60606, on May 10, 2013, or on such other date as the Parties may mutually determine (the “Closing Date”).

3. Closing Deliveries of the Purchaser. At the Closing:

(a) Pursuant to United States Treasury Regulations Sections 1.1445-2(c)(2) and 1.897-9T(b), the Purchaser shall withhold ten percent (10%) of the Purchase Price (such 10%, $1,612,616.39), and shall pay such amount to the United States Internal Revenue Service. The Selling Trustee and the Purchaser shall cooperate with each other in making all required filings with the United States Internal Revenue Service, including providing the Purchaser the United States federal employer identification number of each Trust.

(b) The Purchaser shall pay the balance of the Purchase Price ($14,513,547.55) to the Selling Trustee in its capacity as trustee of the Trusts by wire transfer of immediately available funds to the account(s) designated in writing by the Selling Trustee.

4. Closing Deliveries by Selling Trustee. At the Closing, the Selling Trustee shall deliver, or cause to be delivered, to the Purchaser, certificates representing the Subject Shares together with transfers and assignments separate from certificate with respect to the Subject Shares sufficient to transfer title to the Subject Shares to the Purchaser on the books of the Company and Certificates of Fiduciary Authority, including, as necessary, Medallion Guarantees.

5. Representations and Warranties of the Selling Trustee. The Selling Trustee represents and warrants to the Purchaser that the statements contained in this Section 5 are true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date, it being agreed that the Purchaser is relying on each statement.

(a) Power; Legal, Valid and Binding Obligations. CIBC Trust Company (Bahamas) Limited is duly organized and validly existing. The Selling Trustee has all necessary power and capacity under the trust instrument of each Trust to execute and deliver this Agreement and each of the other agreements and instruments contemplated hereby (collectively, the “Ancillary Documents”) and to perform, observe and comply with all of its agreements and obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the Ancillary Documents have been duly and validly authorized by all necessary action on the part of the Selling Trustee. This Agreement and the Ancillary Documents to which the Selling Trustee is or will be a party have been or will be duly and validly executed by the Selling Trustee and, upon delivery thereof by the Selling Trustee, will constitute the legal, valid and binding obligations of the Selling Trustee, enforceable against the Selling Trustee in accordance with their terms.

(b) No Conflict. None of the execution, delivery or performance by the Selling Trustee of this Agreement or any Ancillary Document to which it is a party will (with or without the giving of notice, the lapse of time or both) conflict with, result in a breach or violation of or constitute a default under (a) any contract, agreement or other instrument to which such Selling Trustee is a party or by which the assets or property of any of the Trusts is bound or (b) any law, statute, rule, regulation, ordinance, writ, order or judgment to which the Selling Trustee is subject or by which the assets or property of the relevant Trust is bound.

(c) Consents. No approval, consent, waiver or filing of or with any third party, including, but not limited to, any governmental bodies, agencies or instrumentalities, is required for the execution, delivery and performance by the Selling Trustee of this Agreement or any Ancillary Document to which it is or will be a party other than such approvals, consents, waivers or filings previously obtained or made.

(d) Title to Shares; Liens and Encumbrances. The Selling Trustee is the owner of the Subject Shares in its capacity as trustee of each of the Trusts and holds such Subject Shares free and clear of all liens, pledges, options, claims, encumbrances and other security arrangements or restrictions of any kind other than restrictions under that certain Amended & Restated Foreign Global Hyatt Agreement dated October 1, 2009 and under the Company’s Amended and Restated Certificate of Incorporation (collectively, “Liens”), and upon delivery of such Subject Shares to the Purchaser pursuant to the terms of this Agreement, the Purchaser will receive good title thereto, free and clear of any and all Liens.

(e) Broker’s Fees. The Selling Trustee has no liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which the Purchaser could become liable or otherwise obligated.

(f) Independent Decision to Sell; Etc. The Selling Trustees have made an independent decision to sell the Subject Shares to the Purchaser and have determined that they have adequate information concerning the business and financial condition of the Company in connection with their decision to sell the Subject Shares. The Selling Trustees understand the disadvantage to which they may be subject on account of the disparity of information between them and the Purchaser, and further acknowledge that the Company and its affiliates may possess material, non-public information not known to such Selling Trustees regarding or relating to the Company, its affiliates or the Subject Shares. The Selling Trustees are capable, by reason of their business or financial knowledge and experience, of evaluating the merits and risks of the sale of its Subject Shares and of protecting their own interest in connection with the sale of the Subject Shares, and such Selling Trustees acknowledge that they have had the opportunity to discuss the information available to them relating to the sale of the Subject Shares with such advisors as they have deemed appropriate. Such Selling Trustees acknowledge that the Purchaser has not given them any investment advice or rendered any opinion to them as to whether the sale of the Subject Shares is prudent or suitable, and, except as expressly provided in Section 6 of this Agreement, they are not relying on any representation or warranty made by the Purchaser in connection with their decision to sell the Subject Shares to the Purchaser.

6. Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Selling Trustee that the statements contained in this Section 6 are true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date, it being agreed that the Selling Trustee is relying on each such statement.

(a) Power; Legal, Valid and Binding Obligations. The Purchaser is a duly incorporated and validly existing corporation organized under the laws of the State of Delaware. The Purchaser has all necessary power and capacity to execute and deliver this Agreement and the Ancillary Documents, and to perform, observe and comply with all of its agreements and obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the Ancillary Documents have been duly and validly authorized by all necessary action on the part of the Purchaser. This Agreement and each of the Ancillary Documents to which it is or will be a party have been or will be duly and validly executed by the Purchaser and, upon delivery thereof by the Purchaser, will constitute the legal, valid and binding obligations of the Purchaser, enforceable against it in accordance with their terms.

(b) No Conflict. None of the execution, delivery or performance by the Purchaser of this Agreement or any Ancillary Document to which it is a party will (with or without the giving of notice, the lapse of time or both) conflict with, result in a breach or violation of or constitute a default under (a) any contract, agreement or other instrument to which the Purchaser is a party or by which it or its assets or property is bound or (b) any law, statute, rule, regulation, ordinance, writ, order or judgment to which the Purchaser is subject or by which it or its assets or property is bound.

(c) Consents. No approval, consent, waiver or filing of or with any third party, including, but not limited to, any governmental bodies, agencies or instrumentalities, is required for the execution, delivery and performance by the Purchaser of this Agreement or any Ancillary Document to which it is or will be a party other than such approvals, consents, waivers or filings previously obtained or made.

(d) Legal Matters. There is no action, suit or proceeding by or before any court or governmental or other regulatory or administrative agency or commission pending, or, to the best of the Purchaser’s knowledge, threatened against or involving the Purchaser which challenges the validity of this Agreement or any action taken or to be taken by the Purchaser pursuant to this Agreement or in connection with the transactions contemplated hereby. The Purchaser is not subject to any judgment, order or decree entered into in any lawsuit or proceeding which will have an adverse effect on the transactions contemplated hereby.

(e) Broker’s Fees. The Purchaser has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Selling Trustee could become liable or otherwise obligated.

(f) Non-Public Information. Purchaser acknowledges that it has not provided any information that currently constitutes material, non-public information relating to the Company to any of the Selling Trustees, and further acknowledges that no such Selling Trustee has requested any such information from the Company. The Purchaser represents that its purchase of the Subject Shares is being made during an “open window” period under the Hyatt Hotels Corporation Insider Trading Compliance Program.

7. Miscellaneous.

(a) Survival of Representations and Warranties Herein. All representations, warranties and covenants set forth herein shall survive the Closing Date.

(b) Additional Documents. From time to time after execution of this Agreement, each party hereto shall, without additional consideration, execute and deliver such further agreements and instruments and take such other action as may be reasonably requested by any other party hereto in order to carry out the purposes of this Agreement.

(c) Amendment and Waiver. This Agreement cannot be amended, supplemented or modified, nor can any provision hereof be waived, except by a written instrument signed by the party against whom enforcement of such amendment, supplement, modification or waiver is sought.

(d) Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been properly given (a) when delivered by hand; (b) when sent by facsimile or email (with acknowledgment of complete transmission); (c) seven days after being sent by certified mail, return receipt requested or (d) two days after deposit with a nationally-recognized overnight delivery service, in each case to the addresses or facsimile numbers set forth on the signature page hereof. Each party hereto shall be entitled to specify a different address or facsimile number for the receipt of subsequent notices or other communications by giving written notice thereof to the other party in accordance with this Paragraph (d).

(e) Severability. If any term or provision of this Agreement, or the application thereof to any person, entity or circumstance, shall, to any extent, be determined to be contrary to law and unenforceable by any court of law, the remaining terms and provisions of this Agreement, and the application thereof to other persons, entities and circumstances, shall not be invalidated thereby, and each term and provision hereof shall be construed with all other remaining terms and provisions hereof to effect the intent of the parties to the fullest extent of the law.

(f) No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns.

(g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of The Bahamas.

(h) Entire Agreement. This Agreement, including the other writings referred to herein or delivered pursuant hereto, constitutes the entire agreement between the Parties hereto with respect to the subject matter hereof.

(i) Binding Effect. This Agreement and all the provisions hereof shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

(j) Counterparts. This Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument and, any signed counterpart shall be deemed delivered by the Party signing it if sent to the other parties hereto by facsimile transmission or electronic transmission and shall be as effective as original ink signatures for the purposes of the execution and delivery of this Agreement.

(k) Confidentiality. Unless the prior written consent of the other Parties is obtained, the sale and purchase of the Subject Shares and all provisions of this Agreement shall be and remain confidential to the Parties, except to the extent that such information is in the public domain or disclosure is required by law or by any regulatory body whether public or not. For the avoidance of doubt, the Parties shall be permitted to disclose the terms of this Agreement to their professional or financial advisors who are aware of its confidential nature.

(l) Assignment. The Purchaser may not, without the prior written consent of the Selling Trustee, assign, grant any security interest over, hold on trust or otherwise transfer the benefit of the whole or any part of this Agreement.

(m) Costs. All costs in connection with the negotiation, preparation, execution and performance of this Agreement, and any documents referred to in it, will be borne by the Party that incurred the costs.

(n) Trustee Exculpation. When this Agreement is executed by the trustee of any trust, such execution is by the trustee, not individually but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing herein contained shall be construed as creating any liability on any such trustee personally to pay any amounts required to be paid hereunder or to perform any covenant, either express or implied, contained herein, all such liability, if any, being expressly waived by the parties hereto by their execution hereof. Any liability of any party which is a trust under this Agreement shall be only that of such trust to the full extent of its trust estate and shall not be a personal liability of any trustee, grantor or beneficiary thereof.

Signature page follows.

IN WITNESS WHEREOF, each of the Parties hereto has duly executed this Agreement as of the date first above written.

SELLING TRUSTEE:

CIBC TRUST COMPANY (BAHAMAS) LIMITED, not individually, but solely in its capacity as trustee of each of the Trusts listed on Exhibit A attached hereto

By:	/s/ Carlis E. Chisholm
Name: Carlis E. Chisholm
Title: Director

By:	/s/ Norma T.C. Major
Name: Norma T.C. Major
Title: Secretary

Address:	CIBC Trust Company (Bahamas) Limited
P.O. Box N-3933
Goodman’s Bay Corporate Centre
West Bay Street
Nassau, New Providence
Bahamas
Facsimile No.: (242) 322-3692

[Signature Page to Purchase and Sale Agreement (Non-U.S. Situs Trusts)]

PURCHASER:

HYATT HOTELS CORPORATION, a Delaware corporation

By:	/s/ Mark S. Hoplamazian
Name: Mark S. Hoplamazian
Title: President and Chief Executive Officer

Address:	71 S. Wacker Drive, 12th Floor
Chicago, Illinois 60606
Facsimile No.: (312) 780-5282

[Signature Page to Purchase and Sale Agreement (Non-U.S. Situs Trusts)]

Exhibit A

Selling Trusts

Name of Trust	Number of Subject Shares to be sold by the Selling Trustee in its capacity as trustee of such Trust
Settlement 1740 Trust #14	222,404
RP 1740 #17 Apex Trust	166,480